Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

17. Subsequent Events

On August 7, 2024, the Company and AstraZeneca, a related party of the Company, entered into a License Agreement, dated August 7, 2024 (the “License Agreement”). Pursuant to such License Agreement, AstraZeneca agreed to grant an exclusive license to the Company for certain intellectual property rights controlled by AstraZeneca related to HK-4 Glucokinase activators AZD1656 and AZD5658 in all indications and myeloperoxidase inhibitor AZD5904 for the treatment, prevention, and prophylaxis of idiopathic male infertility. The Company will be responsible for the development and commercialization of the Licensed Products at its sole cost and expense in accordance with the Development plan, as defined. The Company is required to use commercially reasonable efforts to develop and commercialize the Licensed Products.

As consideration for the grant of the license, the Company (i) granted AstraZeneca Common Stock pursuant to a Stock Issuance Agreement (as further set out below), (ii) paid AstraZeneca an up-front payment of $1.5 million, and (iii) will pay AstraZeneca a percentage (on a tiered basis) of any amounts it may receive in connection with a grant of a sublicense (subject to various customary exceptions).

AstraZeneca has been granted a right of first negotiation to develop, manufacture, and commercialize a Licensed Product if Conduit receives an offer for, or solicits, a transaction where a third party would obtain the right to develop, manufacture, or commercialize a Licensed Product. If AstraZeneca exercises such right, the parties will negotiate in good faith for an agreed period of time on an exclusive basis. If Conduit intends to commercialize any Licensed Product itself, it shall discuss in good faith the appropriate royalty to be paid to AstraZeneca, subject to a low double digit royalty floor.

AstraZeneca agreed to transfer to Conduit has the right to purchase all quantities of existing inventory of Licensed Products including up to 450kg of AZD1656 at pre-agreed prices, which the Company believes would be sufficient to commercial launch, assuming all clinical trials were successfully completed and regulatory approvals granted.

Either party may terminate the License Agreement for material breach (subject to a cure period) or insolvency of the other party. The Company may terminate the License Agreement for convenience (in its entirety or on a Licensed Product-by-Licensed Product basis). In addition, AstraZeneca may terminate the License Agreement in certain circumstances, including (but not limited to) the Company ceasing development of all Licensed Products (subject to certain exceptions for normal pauses or gaps between clinical studies).

In connection with the execution of the License Agreement, the Company and AstraZeneca entered into Issuance Agreement, whereby the Company has issued AstraZeneca 9,504,465 shares of the Company’s Common Stock. The Issuance Agreement provides AstraZeneca with resale registration rights for such shares.

On August 5, 2024, the Company entered into a Senior Secured Promissory Note (the “Note”) with Nirland Limited (the “Nirland”), a related party of the Company, pursuant to which the Company issued and sold to the Nirland the Note in the original principal amount of $2,650,000 (the “Note”), inclusive of a $500,000 original issuance discount. Of the total amount of the Note, $1,675,000 was issued upon execution of the Note and the balance of $475,000 will be paid after the Closing Common Stock, defined below, has been registered for resale. The Note bears interest at a rate of 12% per annum, accruing daily on a 365-day basis, payable monthly in arrears as cash, or accrued at the Nirland’s discretion. The Note matures in 12 months from August 5, 2024.

The Company has certain obligations to mandatorily prepay the Note, and any accrued interest, with portions of any proceeds received in connection with future financings. The Company may prepay the outstanding principal and accrued interest on the Note with no fee. Until the Note is no longer outstanding, Nirland has a right of first refusal to participate, in an amount up to 100%, with certain exceptions, in any future equity or debt offering of the Company.

The Note is secured by all assets of the Company and its subsidiary. The Note is guaranteed by the subsidiary of the Company. The Note contains customary default provisions for a transaction of this nature. Upon an event of default, the interest rate of the Note will increase to 18%, until such time as the default is remedied. In connection with the Note, the Company issued the Nirland 12,500,000 shares of the Company’s Common Stock on August 6, 2024.

18. Subsequent Events

On March 4, 2024, the Company received a Commitment Letter in the amount of $5 million, subject to agreement and definition documentation, from Corvus Capital, a major shareholder and related party. The facility allows for single draws of up to $500,000, and limits draw requests to $1,000,000 in any 30-day period. An interest rate of 9.5% annually will apply from the date of the advance request, and repayment is to begin in 12 equal monthly installments, commencing on April 30, 2025.

On March 7, 2024, the Company and VanEquity LTD (“VanEquity” or the “Lessor”) entered into a lease agreement for a laboratory space. Under the lease agreement, Rent of approximately $0.1 million is due per annum. The lease term ends in January of 2027, and the laboratory space is intended to provide Conduit with the ability to extend or develop proprietary solid-form intellectual property for existing and future clinical assets.

On March 20, 2024, the Company issued in a private placement common stock purchase warrants (the “Warrants”) to an unrelated third party to purchase up to an aggregate 260,000 shares of the Company’s common stock, in exchange for entering into a lock-up with respect to the shares of common stock held by such holder (the “Lock-Up Agreement”).

The Warrants are not exercisable until one year after their date of issuance. Each Warrant is exercisable into one share of the Company’s common stock at a price per share of $3.18 (as adjusted from time to time in accordance with the terms thereof) for a two-year period after the date of exercisability. There is no established public trading market for the Warrants. Notwithstanding the foregoing, the Warrants shall vest, and not be subject to forfeiture, with respect to 25% of such Warrants commencing on the 90th day after the date of the Lock-Up Agreement and 25% on each subsequent 90-day anniversary, in each case vesting only if the holder agrees to continue to have its shares of common stock remain locked up pursuant to the Lock-Up Agreement on such date.

The issuance of the Warrants was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.